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                                                                  EXHIBIT 10.17


                               AMENDMENT NO. 1 TO
                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

         This Amendment No. 1 to Amended and Restated Investors Rights Agreement (this "Amendment") is made and entered into as of the 31st day of August, 2000, by and among Array BioPharma Inc., a Delaware corporation (the "Company"), and each of those persons and entities whose names are set forth under the heading "Investors" or "Common Stockholders" on the signature page attached hereto.

                                    RECITALS

A. The Company, certain of the Investors and the Common Stockholders previously entered into that certain Amended and Restated Investor Rights Agreement, dated as of November 16, 1999 (the "Investor Rights Agreement").

B. The Company, certain Investors and the Common Stockholders have entered into that certain Series C Preferred Stock Purchase Agreement, dated of even date herewith (the "Purchase Agreement"), pursuant to which the Company will issue and sell, and the Investors will purchase, certain shares of the Company's Series C Preferred Stock (the "Stock").

C. As a condition to the closing of the purchase of the Stock under the Purchase Agreement, the Company, the Investors and the Common Stockholders desire to amend the Investor Rights Agreement as provided herein.


         Now, Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Investor Rights Agreement as follows:

                                   AMENDMENTS

1. The following definitions in Section 1 of the Investor Rights Agreement shall be amended in their entirety to read as follows:

         (j) "Preferred Stock" shall mean any series of preferred stock of the Company including, without limitation, Series A Preferred, Series B Preferred or Series C Preferred.

         (s) "Shareholders Agreement" shall mean that certain Amended and Restated Shareholders Agreement dated as of November 16, 1999, as amended, by and among the Company and those certain holders of the Company's outstanding capital stock identified therein.


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2. The following new definition shall be added as Section 1(r) of the Investor
Rights Agreement:

         (r) "Series C Preferred Stock" shall mean the Series C Preferred Stock, $.001 par value per share, of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted, or any securities convertible into, or exchangeable or exercisable for, any of the foregoing, in each case, at any time outstanding.

3. Section 3.1 of the Investor Rights Agreement shall be amended in its entirety to read as follows:

         SECTION 3. OTHER COVENANTS OF THE COMPANY

                  The Company shall comply with the following covenants until the conversion of Investors' Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock into Common Stock:

                  3.1 SIGNIFICANT TRANSACTIONS. In addition to any vote or consent of shareholders or directors required by law or the Company's Amended and Restated Certificate of Incorporation (the "Certificate"), so long as any originally issued Preferred Stock remains outstanding, the Required Consent of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting as separate classes for the transaction described in Section 3.1(a) and together as a single class for the transactions described in Section 3.1(b), either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting, validating or permitting:

                           (a) any amendment, alteration or repeal of any of
         (i) the provisions of the Certificate or the Bylaws of the Company affecting the rights, powers and preferences of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as applicable, or (ii) the provisions of Article IV of the Certificate; or

                           (b) any consolidation or merger of the Company with or into any other corporation, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company's voting power immediately after such consolidation, merger or reorganization; any transaction or series of related transactions in which excess of 50% of the Company's voting power is transferred; any reclassification or recapitalization of any capital stock of the Company; any dissolution, liquidation, or winding up of the Company; or any sale of more than 50% of the assets of the Company, or any agreement to become so obligated.

                                 MISCELLANEOUS

1. Interpretation. Except as expressly amended by this Amendment, the Investor Rights Agreement shall remain in full force and effect without change.


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2. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

3. Effective Time. This Amendment shall be effective following its execution by the holders of at least 66-2/3% of the outstanding shares held by the Holders (as defined in the Investor Rights Agreement) and at least a majority of the Common Stockholders, in accordance with Section 4.1 of the Investor Rights Agreement.

4. Additional Investors. Each party who purchases Stock pursuant to the Purchase Agreement agrees to be bound by the terms of the Investor Rights Agreement and shall be deemed an additional "Investor" for all purposes thereunder.


                            [signature pages follow]

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         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to
Amended and Restated Investor Rights Agreement as of the date first above written.

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COMPANY:                                      COMMON STOCKHOLDERS:

ARRAY BIOPHARMA INC.                          /s/ DAVID SNITMAN
                                              ------------------------------
                                              DAVID SNITMAN, PH.D.
By: /s/ ROBERT CONWAY
   ------------------------------------
    Robert Conway, Chief Executive Officer    /s/ KEVIN KOCH
                                              ------------------------------
                                              KEVIN KOCH, PH.D.

                                              /s/ ANTHONY D. PISCOPIO
                                              ------------------------------
                                              ANTHONY D. PISCOPIO, PH.D.

                                              /s/ K.C. NICOLAOU
                                              ------------------------------
                                              K.C. NICOLAOU, PH.D.


                                              INVESTORS:

                                              FRAZIER HEALTHCARE II, L.P.

                                              By: /s/ ROBERT W. OVERELL
                                                 ---------------------------
                                              Print Name: Robert W. Overell
                                                         -------------------
                                              Title: General Partner
                                                    ------------------------

                                              ARCH VENTURE FUND III, L.P.
                                              By:  Arch Venture Partners, LLC, its
                                                    General Partner

                                              By: /s/ ROBERT T. NELSEN
                                                 ---------------------------
                                              Name:  Robert T. Nelsen
                                                   -------------------------
                                              Title: Managing Director
                                                    ------------------------

                                              ROVENT II LIMITED PARTNERSHIP
                                              By: Advent International Limited
                                                  Partnership, its General Partner
                                              By: Advent International Corporation,
                                                  its General Partner

                                              By: /s/ JASON S. FISHERMAN
                                                 ---------------------------
                                              Name: Jason S. Fisherman
                                                   -------------------------
                                              Title: VP
                                                    ------------------------
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
                                              MITSUI & CO. (U.S.A.), INC.

                                              By: /s/ YOUICHIRO ENDO
                                                 ---------------------------
                                              Print Name:  Youichiro Endo
                                                         -------------------
                                              Title: General Manager
                                                    ------------------------

                                              FALCON TECHNOLOGY PARTNERS, L.P.

                                              By: /s/ JAMES L. RATHMANN
                                                -------------------------------------------
                                                James L. Rathmann, General Partner

                                              BOULDER VENTURES II, L.P.

                                              By: /s/ KYLE LEFKOFF
                                                -------------------------------------------
                                                Kyle Lefkoff, General Partner


                                              BOULDER VENTURES II, (ANNEX) L.P.

                                              By:  /s/ KYLE LEFKOFF
                                                -------------------------------------------
                                                Kyle Lefkoff, General Partner

                                              THE CARUTHERS FAMILY, L.L.C.

                                              By: /s/ MARVIN H. CARUTHERS
                                                -------------------------------------------
                                                Marvin H. Caruthers, Ph.D., Manager


                                              /s/ FRANK A. BONSAL, JR
                                              --------------------------------
                                              FRANK A. BONSAL, JR.


                                              --------------------------------
                                              RICHARD J. DALY

                                              /s/ MICHAEL CARRUTHERS
                                              --------------------------------
                                              MICHAEL CARRUTHERS

                                              /s/ CHRISTOPHER D. OZEROFF
                                              --------------------------------
                                              CHRISTOPHER D. OZEROFF

                                              /s/ THERESA KOCH
                                              --------------------------------
                                              THERESA KOCH

                                              /s/ WILLIAM R. ROBERTS
                                              --------------------------------
                                              WILLIAM R. ROBERTS
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
                                              SILICON VALLEY BANK

                                              By:
                                                 -----------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
                                                    --------------------------


                                              LEASING TECHNOLOGIES INTERNATIONAL, INC.

                                              By:
                                                 -----------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
                                                    --------------------------

                                              /s/ KIRBY L. CRAMER
                                              ------------------------------
                                              KIRBY L. CRAMER


                                              /s/ JOSEPH LEFKOFF
                                              -------------------------------
                                              JOSEPH LEFKOFF


                                              VECTOR LATER-STAGE EQUITY FUND II, L.P.
                                              By: Vector Fund Management II, L.L.C., its
                                                    General Partner

                                              By: BARCLAY A. PHILLIPS
                                                 ------------------------------
                                              Print Name: BARCLAY A. PHILLIPS
                                                         ----------------------
                                              Title: Managing Director
                                                    ---------------------------

                                              VECTOR LATER-STAGE EQUITY FUND II, L.P.
                                              By: Vector Fund Management II, L.L.C., its
                                                    General Partner

                                              By: BARCLAY A. PHILLIPS
                                                 ------------------------------
                                              Print Name: BARCLAY A. PHILLIPS
                                                         ----------------------
                                              Title: Managing Director
                                                    ---------------------------


                                              MOSAIX VENTURES, LP
                                              By:  Mosiax Ventures Management, LLC,
                                                     its General Partner

                                              By: /s/ RANJAN LAL
                                                 ------------------------------
                                                 Ranjan Lal, Managing Partner
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